Exhibit 10.3
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                              DATED: 1st July 2002




                                 UNIPATH LIMITED



                                       and



                        HALL EFFECT TECHNOLOGIES LIMITED








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                       RESEARCH AND DEVELOPMENT AGREEMENT

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                                    CONTENTS

Clause ............................                                      Page

CONTENTS.............................................................     2
BACKGROUND...........................................................     3
1.   Interpretation..................................................     3
2.   The Project.....................................................     4
3.   Provision of Information........................................     5
4.   Intellectual Property Rights....................................     5
5.   Price and Payment...............................................     7
6.   VAT.............................................................     7
7.   Confidentiality.................................................     7
8.   Warranties......................................................     8
9.   Term and Termination............................................     8
10.  Limitation of Liability.........................................     9
11.  Force Majeure...................................................    10
12.  Notices.........................................................    10
13.  Assignment and Subcontracting...................................    11
14.  Disputes........................................................    11
15.  General.........................................................    11


Schedules

1. Project...........................................................    14
2. Field of Interest.................................................    15
3. Project Plan......................................................    16
4. Fees  ............................................................    17

Signatories..........................................................    18

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THIS AGREEMENT is dated 1st July, 2002

BETWEEN:

(1) UNIPATH LIMITED (registered number 0417198) whose registered office is at Priory Business Park, Bedford, MK44 3UP (Unipath); and

(2)  HALL  EFFECT   TECHNOLOGIES   LIMITED  (registered  number  3344705)  whose
     registered office is at Unit 2, Taurus Park, Europa Boulevard, Warrington, WA5 5TN, England (HET).

BACKGROUND

IT IS AGREED:

1.   Interpretation

1.1  In this agreement:

     Affiliate means, in relation to a party, any other entity which directly or indirectly Controls, is Controlled by, or is under direct or indirect common Control with, that party from time to time;

     Background Intellectual Property Rights means any Intellectual Property Rights, which are used in performing any Project and which are owned by or licensed solely to one of the parties prior to the Effective Date;

     Confidential   Information   means  the   confidential   information   more
     particularly described in clause 7;

     Control means that a person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other person, whether through the ownership of voting shares, by contract or otherwise, and Controls and Controlled shall be interpreted accordingly;

     Effective Date means 8th May 2002;

     Field of Interest is as defined in Schedule 2;

     Foreground Intellectual Property Rights means any Intellectual Property Rights that arise or are obtained or developed by either party on or after the Effective Date in the course of or in connection with any Project;

     Intellectual Property Rights means (i) copyright, patents, database rights and rights in trade marks, and designs (whether registered or unregistered); (ii) applications for registration, and the right to apply for registration, for any of these rights; and (iii) all other intellectual property rights and equivalent or similar forms of protection existing anywhere in the world;

     Project means the project to be carried out by Unipath and HET, details of which are set out in Schedule 1 to this agreement, as may be amended by written agreement from time to time;

     Project Plan means the agreed plan for the implementation of the Project as set out in Schedule 3;

     Project Report means the written report prepared and agreed by Unipath and HET at the completion of the Project, as more fully described in clause 2.7;

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     Technology  and  Know-how  means all  information,  know-how,  confidential
     information,    specifications,   formulae,   data,   processes,   methods,
     techniques, and other technology which is (i) under the control of either party as of the Effective Date, is relevant to the Project and may be freely disclosed to each other; or (ii) is generated by the parties under this agreement;

1.2  The headings in this agreement do not affect its interpretation.

1.3  The schedules and appendices to this agreement form part of it.

1.4 If there is any conflict or inconsistency between a term in the main part of this agreement and a term in any of the schedules or appendices or other documents referred to or otherwise incorporated into this agreement, the term in the main part of this agreement shall take precedence, unless the schedule or the appendices or other document which is incorporated into this agreement is expressly stated to take precedence over this agreement.

2.   The Project

2.1 Schedule 1 sets out details of the Project as at the date of this agreement. The Project, as defined in Schedule 1, may be amended from time to time by the mutual agreement of the parties recorded in writing.

2.2  Each  party  agrees  to  use  its  reasonable   endeavours  to  fulfil  its
     obligations and responsibilities as set out in the Project and the Project Plan.

2.3 The parties shall each appoint a project manager to assume overall responsibility for its roles and obligations under this agreement (Project Manager). The Project Managers will be responsible for (amongst other things):

     (a)  co-ordinating   all  development  work  in  respect  of  the  Project,
          including overseeing the performance and quality of the Project;

     (b) arranging and attending (personally or by representative) at each party's own cost progress meetings as described in clause 2.6 and other meetings, at intervals and locations as agreed between the parties from time to time, to discuss developments and seek to resolve any issues arising. The Project Managers shall use all reasonable endeavours to resolve issues arising under this agreement, but shall refer all problems which are outside their ordinary authority to resolve to appropriate members of the parties' respective senior management;

     (c)  day to day liaison between the parties;

     (d)  preparing and agreeing the Project Reports; and

     (e) any other matters as may be agreed between the parties from time to time.

2.4 Each party shall have the right to replace its appointed Project Manager at any time on prior written notice to the other party.

2.5 Subject to the obligations of confidentiality contained in clause 7, each party shall permit the other's Project Manager (and other duly authorised representatives) access to its premises at which the Project is being conducted as is reasonably required having regard to the nature and progress of the Project.

2.6 The parties agree, at least once every 3 months during the term of this agreement, or at other intervals, and at locations as may be agreed between them from time to time, to arrange and attend at their own cost by their duly authorised representatives, including their respective Project Managers, meetings to discuss and review the progress and status of the

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     Project  performed under this agreement,  and consider  proposals and agree actions in relation to the Project with a view to ensuring a timely completion of the Project in accordance with the Project Plan and any dates and quality standards as may be agreed between the parties.

2.7 On completion of the Project, the parties shall jointly inspect and evaluate the work performed and shall produce and sign the Project Report in respect of the Project, incorporating those matters and details as may be agreed between the parties but as a minimum the Project Report shall include enough detail so that the Project Report can be understood by a reasonable scientist who is familiar with this branch of technology. Each party shall be entitled to retain two copies of the Project Report for its records.

3.   Provision of Information

3.1 During the term of this agreement, each party undertakes to use its best efforts to make available to the other party all relevant Technology and Know-How at its disposal which is reasonably required for the performance by that other party of its part of the Project. Without limitation to the generality of the foregoing, each of the parties agrees that it shall provide the other party in good time with (or with access to, as appropriate) information, documents, material, data, experience, expertise and equipment, as is reasonably required in order for the other party to perform its obligations under the Project.

3.2 Each party shall keep the other party informed as necessary in relation to all relevant improvements in Technology and Know-How, marketing information and other information in its possession or control which is necessary for the performance by that other party of its obligations under the Project.

3.3 In providing any Technology and Know-How to the other party, each of the parties shall use its best efforts to ensure the accuracy of that Technology and Know-How and in the event of any error with that Technology and Know-How, will promptly notify the correction of the error to the receiving party. Subject to clause 8.1, the providing party shall be under no further obligation or liability in respect of such Technology and Know-How and no warranty or representation of any kind is made or is to be implied as regards the sufficiency, accuracy, fitness for any purpose of such Technology and Know-How.

4.   Intellectual Property Rights

4.1  Background Intellectual Property Rights

     (a) Subject to the obligations of confidentiality contained in clause 7, each party shall give full disclosure to the other of all Background Intellectual Property Rights owned by or licensed by it which are relevant to the Project and which are reasonably required for the performance by that other party of its part of the Project and the other party shall be entitled to use the same solely for the purpose and duration of the Project.

     (b) Save for the right to use the Background Intellectual Property Rights contained in clause 4.1(a), nothing in this agreement shall restrict that party's right to use such Background Intellectual Property Rights for any other purpose whatsoever. No licence or similar right to such Background Intellectual Property Rights, expressed or implied, is granted, assigned or transferred by either party under this agreement, unless expressly agreed in writing and signed by both parties. Each party shall be and shall remain the sole and exclusive owner of any and all of its Background Intellectual Property Rights.

4.2  Foreground Intellectual Property Rights

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     (a)  Any Foreground Intellectual Property developed or created in Unipath's
          Field of Interest shall vest in and be owned absolutely by Unipath and any Foreground Intellectual Property developed or created in HET's Field of Interest shall vest in and be owned absolutely by HET. Nothing in this agreement shall restrict a party's right to use its Foreground Intellectual Property Rights for any purpose whatsoever. Save for the right to use the Foreground Intellectual Property Rights for the purpose and duration of the Project, no licence or similar right to such Foreground Intellectual Property Rights, expressed or implied, is granted, assigned or transferred by either party under this agreement, unless expressly agreed in writing and signed by both parties.

4.3 In the event that the parties disagree on the ownership of any Foreground Intellectual Property Rights, the dispute shall be dealt with in accordance with clause 14.

4.4 Each party agrees to sign all documents and provide any other reasonable assistance, at the other party's request and expense, whether during or after the termination of this agreement so that the party making the request may apply for, obtain and enforce any of its Foreground Intellectual Property Rights .

4.5 To the extent that either party sub-contracts performance of the Project, that party shall ensure that any Foreground Intellectual Property Rights created from the work of its sub-contractors shall be assigned to the party whose relevant Field of Interest those Foreground Intellectual Property Rights fall within.

4.6 Each party shall immediately give written notice to the other of any infringement or threatened infringement of, or any challenge to, the other party's Background Intellectual Property Rights, Foreground Intellectual Property Rights or any unauthorised use of the other party's Technology and Know-How by a third party which comes to its knowledge. The party that owns the Background Intellectual Property Rights, Foreground Intellectual Property Rights or Technology and Know-How to which the infringement, threatened infringement or challenge relates shall decide, in its sole discretion, what steps shall be taken (if any) to resolve the activity.

4.7 Subject to the remainder of this clause 4, each party (Indemnifying Party) shall, at its own expense, defend or at its option settle any action brought against the other party (Indemnified Party) which consists of a claim that the use of the Indemnifying Party's Technology and Know-How or Background Intellectual Property Rights for any activity contemplated under this agreement infringes any Intellectual Property Right belonging to a third party, and the Indemnifying Party agrees to be responsible for all losses, costs (including reasonable legal costs), damages, liabilities, claims and expenses suffered or incurred by the Indemnified Party in connection with any such claim. The Indemnifying Party's obligations under this clause 4.7 shall be conditional on the Indemnified Party:

     (a) notifying the Indemnifying Party within 30 days of receiving such claim;

     (b)  giving  the  Indemnifying   Party  express  authority  to  proceed  as
          contemplated by this clause4.7; and

     (c) providing the Indemnifying Party with all such available information and assistance as it may reasonably require.

4.8 In addition and without prejudice to clause 4.7, in the event that the use of the Indemnifying Party's Technology and Know-How or Background
     Intellectual Property Rights for any activity contemplated under this agreement infringes any Intellectual Property Right belonging to a third party, the Indemnifying Party shall have the right, at its sole option and at its own expense, either to modify its Technology and Know-How or

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     Background  Intellectual  Property Rights to be non-infringing or to obtain at its own expense for the Indemnified Party a licence to continue using the Indemnifying Party's Technology and Know-How or Background Intellectual Property Rights, provided that in the event that the parties reasonably agree that it is not possible either to modify the Indemnifying Party's Technology and Know-How or Background Intellectual Property Rights to be non-infringing or to obtain for the Indemnified Party a licence to continue using the Indemnifying Party's Technology and Know-How or Background Intellectual Property Rights then the Indemnified Party may terminate this agreement immediately on written notice. Termination under this clause 4.8 shall be without prejudice to the rights of either party accrued at the date of termination.

4.9 This clause 4 states the entire obligation and liability of the Indemnifying Party to the Indemnified Party and the sole remedy of the Indemnified Party in respect of any infringement or alleged infringement of any Intellectual Property Right by the use of the Technology.

5.   Price and Payment

5.1  In  consideration  for HET undertaking  the development  work as set out in
     Schedule 1, Unipath shall pay the fees to HET in accordance with the terms of Schedule 4. If any additional expenditure is required for the Project which is not set out under Schedule 4, the parties shall meet to discuss that expenditure. HET shall not incur any additional expenditure without the prior written consent of Unipath.

5.2 Subject to clause 5.3, Unipath shall pay to HET the fees within 30 days after it has received the relevant invoice from HET.

5.3 HET shall include on or with each invoice provided to Unipath under this agreement such details as are reasonably required or appropriate for Unipath to verify the accuracy of the invoice and HET's compliance with this agreement. HET shall maintain complete and accurate records of, and supporting documentation for, all amounts billable to and payments made by Unipath under this agreement, in accordance with generally accepted accounting principles applied on a consistent basis, and shall retain records for each invoice for at least 2 years from the date of such invoice was received by Unipath.

6.   VAT

6.1 If any VAT is properly chargeable in respect of any supply made by HET under this agreement, Unipath shall pay the amount of that VAT to HET against the issue of a proper VAT invoice by HET.

1.1 Without limiting clause 6.1, each amount stated as payable by HET under this agreement is exclusive of VAT (if any) and is to be construed as a reference to that amount plus any VAT in respect of it.

7.   Confidentiality

7.1 Each of the parties undertakes to keep confidential and not to disclose to any third party or to use themselves other than for the purposes of the Project or as permitted under or in accordance with this agreement any confidential or secret information in any form directly or indirectly belonging or relating to the other party, its Affiliates, its or their business or affairs, disclosed by the one and received by the other pursuant to or in the course of this agreement or the Project, including without limitation any Technology and Know-How, Project Reports, Background Intellectual Property Rights or Foreground Intellectual Property Rights of the other and the existence and terms of this agreement (Confidential Information).

7.2 Each of the parties undertakes to disclose Confidential Information of the other on a confidential basis only to those of its officers, employees, agents, professional advisers, bankers and contractors, to whom and to the extent to which, such disclosure is necessary for the purposes contemplated under this agreement and to ensure that all such personnel are bound by obligations of confidentiality no less onerous than those contained in this agreement.

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7.3  Each party shall, upon the written request of the other, procure that, free of expense to the other, there is forthwith returned to the other any material in which there is recorded any Confidential Information as defined in clause 7.1 save insofar as the same falls within the Field of Interest of the party receiving such written request or falls within any of the exceptions specified in clause 7.4.

7.4 The obligations contained in this clause 7 shall survive the expiry or termination of this agreement for any reason for a period of 10 years from the date of expiration or termination but shall not apply to any Confidential Information which:

     (a)  is publicly known at the time of disclosure to the receiving party;

     (b) after disclosure becomes publicly known otherwise than through a breach of this agreement by the receiving party, its officers, employees, agents or contractors;

     (c) can be proved by the receiving party to have reached its hands otherwise than by being communicated by the other party including being known to it prior to disclosure, or having been developed by or for it wholly independently of the other party or having been obtained from a third party without any restriction on disclosure on such third party of which the recipient is aware, having made due enquiry;

     (d) is required by law, regulation or order of a competent authority (including any regulatory or governmental body or securities exchange) to be disclosed by the receiving party, provided that, where practicable, the disclosing party is given reasonable advance notice of the intended disclosure.

1.1 This clause 8 replaces the confidentiality agreement dated 24th June 2002 to be replaced between Unipath and HET and that agreement is terminated save that any information disclosed under that confidentiality agreement is now subject to the obligation of confidentiality contained in this clause 8.

8.   Warranties

8.1  Each of the parties warrants that:

     (a) it shall perform the Project in a professional manner with reasonable skill and care, using suitably qualified personnel, and shall use all reasonable endeavours to achieve the objectives of the Project;

     (b) all Technology and Know-How provided by it to the other party will be, to the best of its knowledge, accurate and complete in all material respects, and it is entitled to provide that information, data and materials to the other without recourse to any third party; and

     (c) without limitation to the foregoing, its Background Intellectual Property Rights or the use of those Background Intellectual Property Rights under this agreement do not, so far as it is aware, infringe the rights of any third party, and no third party has threatened or, so far as it is aware, is currently threatening proceedings in respect of any infringement, and none of its Background Intellectual Property Rights is the subject of any actual or, so far as it is aware, threatened challenge or opposition or revocation proceedings.

9.   Term and Termination

9.1 This agreement shall come into effect on the Effective Date and, subject to the remaining terms of this agreement, shall continue in full force and effect until the completion of the Project unless agreed otherwise by the parties in writing.

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9.2  HET shall have the right to terminate  this  agreement if Unipath  fails to pay any invoice submitted in accordance with Schedule 4 which is properly due and which remains unpaid for a period of 30 days after Unipath has received the relevant invoice from HET.

9.3 Unipath shall have the right to terminate this agreement if HET fails to complete any of the key milestones (as defined in schedule 4) within a reasonable period of time.

9.4 Each party shall be entitled to terminate this agreement at any time, including during the currency of the Project, by notice in writing to the other if:

     (a) the other party is in material breach of this agreement which breach is irremediable or, if remediable, is not remedied by the defaulting party within 30 days of being requested to do so by the other;

     (b) the other party ceases to do business, becomes unable to pay its debts as they fall due, becomes or is deemed insolvent, has a receiver, manager, administrator, administrative receiver or similar officer appointed in respect of the whole or any part of its assets or business, makes any composition or arrangement with its creditors, takes or suffers any similar action in consequence of debt or an order or resolution is made for its dissolution or liquidation (other than for the purpose of solvent amalgamation or reconstruction), or any equivalent or similar action or proceeding is taken or suffered in any jurisdiction and the same is not dismissed or discharged within thirty
          (30) days thereafter;

     (c) the other party is in breach of any of its confidentiality obligations under clause 7;

     (d) the other party challenges or disputes the validity or ownership of any of the terminating party's Background Intellectual Property Rights or Foreground Intellectual Property Rights;

     (e) the other party undergoes any change in legal or beneficial ownership or control, unless such ownership or control is acquired by an Affiliate.

9.5 Within 30 days of termination of this agreement, each party shall, where reasonably practical, return to the other all documents and materials (whether in tangible or electronic form) supplied by one party to the other under this agreement which contain reference to any Confidential
     Information and all copies thereof then in the possession or under the control of the other. Save that this clause shall not apply to the Project Reports.

9.6 Termination in accordance with this clause 9 shall be without prejudice to the rights of the parties accrued at the date of termination.

10.  Limitation of Liability

10.1 Subject to clauses 10.2 and 10.3:

     (a) the liability of either party under this agreement, whether arising from negligence, breach of contract or otherwise, is excluded; and

     (b) neither party shall be liable to the other party for any indirect or consequential loss or damage including, without limitation, any loss of business or profits in each case whether arising from negligence, breach of contract or otherwise.

10.2 Neither party, including for the purpose of this clause 10, any Affiliate of either party, limits its liability for fraud or for death or personal injury arising from its negligence or that of its employees, agents or subcontractors.

10.3 The exclusion of liability set out in clause 10.1 shall not apply in relation to:

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     (a)  the indemnity given in clause4.7, in respect of which the liability of either party shall not exceed in aggregate (pound)50,000 per event or series of connected events;

     (b)  any breach of the obligation of  confidentiality,  in respect of which
          the   liability   of  either  party  shall  not  exceed  in  aggregate
          (pound)50,000 per event or series of connected events; or

     (c) ,Unipath only, for a breach of any obligation to pay under clause 5, in respect of which the liability for the period during which the failure to pay occurred shall not exceed in aggregate the values set out below:

                      Period                        Maximum Aggregate Liability
-------------------------------------------------   ---------------------------
Failure to make a payment between Contract              (pound)128,813
signing & Project Start and Completion of Stage 1
-------------------------------------------------   ---------------------------
Failure to make a payment between Completion of         (pound)69,302
Stage 1 and Completion of Stage 2
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Failure to make a payment between Completion of         (pound)43,362
Stage 2 and Completion of Stage 3
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10.4 Each party  shall  remain  responsible  for the acts and  omissions  of its subcontractors as if they were the acts and omissions of the party or its employees or agents.

11.  Force Majeure

11.1 Neither party shall be liable to the other party for any delay or non-performance of its obligations under this agreement arising from any cause or causes beyond its reasonable control including, without limitation, any of the following: act of God, governmental act, war, fire, flood, explosion, civil commotion. Subject to the affected party promptly notifying the other party in writing of the cause of the delay or non-performance and the likely duration of the delay or non-performance, and provided the affected party uses its reasonable endeavours to limit the effect of that delay or non-performance on the other party, the performance of the affected party's obligations, to the extent affected by the cause, shall be suspended during the period that the cause persists. If the delay or non-performance described under the first sentence continues for a period greater than 3 months, each party shall have the right to terminate this agreement.

12.  Notices

12.1 Any notice or other document to be served under this agreement may be delivered or sent by post or facsimile process to the party to be served at its address set out below:

     (a)  to Unipath at: (b) to Hall Effect Technologies at:

          Priory Business Park                 22 The Office Village
          Bedford                              Exchange Quay
          MK44 3UP                             Manchester M5 3EQ
          ---------------------------------    ---------------------------------
          Fax: +44 1234 5002                    Fax: +44 161 848 9226
          ---------------------------------    ---------------------------------
          Marked for attention of Company      Marked for attention of the Chief
          Secretary                            Executive Officer
         ---------------------------------    ----------------------------------

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          or at any other address or facsimile  number or to any other addressee as it may have notified to the other party in accordance with this clause 12. Any notice or other document sent by post shall be sent by prepaid first class recorded delivery post (if within the United Kingdom) or by prepaid airmail (if elsewhere).

12.2 In proving service of a notice or document it shall be sufficient to prove that delivery was made or that the envelope containing the notice or document was properly addressed and posted (either by prepaid first class recorded delivery post or by prepaid airmail, as the case may be) or that the facsimile message was properly addressed and despatched, as the case may be.

13.  Assignment and Subcontracting

13.1 Subject to 13.2, neither party may assign, sublicense, transfer, create a charge over or otherwise dispose of any of its rights or transfer or otherwise dispose of any of its obligations under this agreement without the prior written consent of the other party which shall not be unreasonably withheld or delayed.

13.2 Nothing in this agreement shall prevent or restrict either party from assigning, sublicensing, transferring, creating a charge over or otherwise disposing of any of its rights or from subcontracting, transferring or otherwise disposing of any of its obligations under this agreement to an Affiliate or to any person acquiring the whole or any part of its business or assets.

14.  Disputes

14.1 Any dispute arising out of or in connection with this agreement (Dispute), shall be referred by either party first to the nominated representatives of each of the parties for resolution. If the Dispute cannot be resolved by the nominated representatives of the parties within 14 days after the Dispute has arisen, either party may give notice to the other party in writing (Notice) that a Dispute has arisen. Within seven days after the date of the Notice, the Dispute shall be referred to a senior executive of each of the parties for resolution. If the Dispute is not resolved by agreement in writing between the parties within 14 days after the date of the Notice, the Dispute shall be resolved in accordance with the remaining provisions of this clause 14.

14.2 Any Dispute which has not been resolved under clause 14.1 shall, at the request of either party made within 30 days after the Notice is given, be referred to arbitration and finally resolved by arbitration under the Controlled Cost Rules at the Chartered Institute of Arbitration, and those rules are deemed incorporated by reference in this agreement

14.3 This clause 14 is without prejudice to either party's right to seek interim relief against the other party (such as an injunction) through the English courts to protect its rights and interests, or to enforce the obligations of the other party.

15.  General

15.1 No partnership or agency: Nothing in this agreement shall be deemed to constitute a partnership between the parties, nor constitute either party the agent of the other party for any purpose.

15.2 Counterparts: This agreement may be executed in any number of counterparts. This has the same effect as if the signatures on the counterparts were on a single copy of this agreement.

15.3 Waiver: The rights of each party under this agreement:

     (a)  may be exercised as often as necessary;

     (b) are cumulative and not exclusive of rights or remedies provided by law; and

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                                       12
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     (c)  may be waived only in writing and specifically.

          Delay in exercising or non-exercise of any such right is not a waiver of that right.

15.4 Amendments: Any amendment of this agreement shall not be binding on the parties unless set out in writing, expressed to amend this agreement and signed by authorised representatives of each of the parties.

15.5 Severability: If any term of this agreement is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect:

     (a) the legality, validity or enforceability in that jurisdiction of any other term of this agreement; or

     (b) the legality, validity or enforceability in other jurisdictions of that or any other provision of this agreement.

     In the event any term or provision of this agreement is declared to be invalid, the parties agree that such invalidity shall not affect the validity of the remaining terms and provisions of this agreement and further agree to substitute for the invalid term or provision a valid term or provision which approximates the intent and business purpose of the invalid term or provision as closely as possible.

15.6 Further assurance: Each party undertakes, at the request, cost and expense of the other party, to sign all documents and to do all other acts, which may be necessary to give full effect to this agreement.

15.7 Costs: Each party shall pay the costs and expenses incurred by it in connection with the entering into of this agreement.

15.8 Language: Any notice given in connection with this agreement must be in English.

15.9 Third Party Rights: A person who is not a party to this agreement may not enforce any of its terms under the Contracts (Rights of Third parties) Act 1999.

15.10 Whole agreement:

     (a) This agreement, the documents referred to in it contains the whole agreement between the parties relating to the transactions contemplated by this agreement and supersede all previous agreements between the parties relating to those transactions.

     (b) Subject to clause 15.10(c), each party acknowledges that in entering into this agreement it has not relied on any representation, warranty, collateral contract or other assurance (except those set out in this agreement and the documents referred to in it made by or on behalf of any other party before the date of this agreement. Each party waives all rights and remedies which, but for this clause 15.10, might otherwise be available to it in respect of any such representation, warranty, collateral contract or other assurance.

     (c)  Nothing in clause 15.10(b) limits or excludes any liability for fraud.

15.11 Jurisdiction: parties agree that, subject to clause 14, the English courts are to have exclusive jurisdiction to settle any disputes which may arise in connection with this agreement and that any proceedings arising in connection with this agreement may be brought to those courts.

15.12 Governing law: This agreement is governed by English law.


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

                                       13
________________________________________________________________________________


THIS AGREEMENT has been signed on behalf of the parties by their duly authorised representatives (see below).

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

                                       14
________________________________________________________________________________


                                   SCHEDULE 1

THE PROJECT


o    Title

     Feasibility, development and introduction to market of a low-cost, minimally invasive system to measure plasma or blood coagulation using the patented technology of Unipath and the patented measurement techniques of HET.


o    Objectives of Project

HET Obligations:

     HET shall use its reasonable efforts to achieve the objectives of the three stages of the projects within the time frame set out in Schedule 3. The three stages are as follows:

     Stage 1: Proof of principle and optimise measurement methodology:

     Outcome:  Definition of the measurement methodology (or combination of methodologies)
               Demonstration of the test principle using laboratory equipment and prototype test devices Assessment of the performance
               characteristics of the test
                   Blood volume requirement (Target <= 1ul)
                   Accuracy:  Correlation  of the  measurement  method to a lab result  using  clinical
                   reference sample (Target Correlation => 0.95)
                   Precision:  Reproducibility  of a sample  tested  at low,
                      mid and high INR  (Target
                   Precision <= 5% CV at all levels)

     Stage 2:  Development of the system design and configuration

     Outcome:  Development of the system performance, Definition of the instrument design
               Development of the system configuration to achieve product requirement specifications:
               Definition of the instrument design to meet product requirement specifications

     Stage 3: Optimised system configuration for production release and transfer of the technology to
               Unipath
               Meter design finalised
               Meter bill of materials defined
               Meter design specifications defined
               1st run meter samples built
               Meter reliability testing completed
               Meter test fixtures requirements defined
               Meter hardware and software validation plans defined
               Final system tested to meet product requirements specifications

UNIPATH Obligations:
During each stage of the project and within the time frames set out in schedule 3, Unipath shall ensure the timely supply of materials and technical support as may be reasonably requested by HET from time to time to support the projects.


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                                       15
________________________________________________________________________________


                                   SCHEDULE 2

FIELD OF INTEREST

Part A

         The Field of Interest of Unipath shall mean any Intellectual Property Rights which have any application in the field of Medical devices for point of care testing or home testing for measuring plasma or blood coagulation.



Part B

         The Field of Interest of HET shall mean all Intellectual Property Rights which are outside of the Field of Interest of Unipath.

         If any of HET's Foreground Intellectual Property Rights have application in the Field of Interest of Unipath, HET shall first offer to Unipath an exclusive licence to those Foreground Intellectual Property Right in the Field of Interest of Unipath. Unipath shall have an exclusive option over those HET's Foreground Intellectual Property Rights for exploitation in the Field of Interest of Unipath for a period of 6 months from the date that HET first offers those Foreground Intellectual Property Rights to Unipath. Unipath may exercise this option at any time prior to the end of the 6 month period.

________________________________________________________________________________

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                                       16
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                                   SCHEDULE 3

PROJECT PLAN


                                   [[GRAPHIC]]

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                                       17
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                                   SCHEDULE 4



FEES

The Fees will be paid in three instalments according to the following budget:




                                   [[GRAPHIC]]


HET may submit invoices to Unipath only upon achievement of each milestone set out in the table below.

                Milestone                             Max Milestone Payment
                ---------                             ---------------------
       (a) Contract signing & Project Start              (pound)128,813

       (b)  Completion  of Stage 1.                      (pound)69,302

       Stage 1 shall be  completed  on HET
       achieving the objects of Stage 1 as
       set out under Schedule 1

       (c) Stage 2 shall be completed  on HET
       achieving  the objects of                         (pound)43,362
       Stage 2 as set out under Schedule 1

HET shall not incur any other charges except as set out above except as expressly agreed to by Unipath in writing prior to the charge being incurred.


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                                       18
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SIGNATORIES


Signed by David Scott                                         Date

/s/ David Scott
-------------------------------------
for Unipath Limited




Signed by John Fuller                                          Date

/s/  John Fuller
-------------------------------------
For Hall Effect Technologies Limited


________________________________________________________________________________